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                                                                    EXHIBIT 21.1

                   PRINCIPAL FINANCIAL GROUP MEMBER COMPANIES

                                    30-May-01


ADMAR CORPORATION
         Incorporated:  California
ANDUEZA & PRINCIPAL CREDITOS HIPOTECARIOS S.A.
         Incorporated:  Chile
BENEFIT FIDUCIARY CORPORATION
         Incorporated:  Rhode Island
BOSTON INSURANCE TRUST, INC.
         Incorporated:  Massachusetts
BRASILPREV PREVIDENCIA PRIVADA S.A.
         Incorporated:  Brazil
BT (QUEENSLAND) PTY LTD
         Incorporated:  Australia
BT AUSTRALIA (HOLDINGS) PTY LTD
         Incorporated:  Australia
BT AUSTRALIA CORPORATE SERVICES PTY LTD
         Incorporated:  Australia
BT AUSTRALIA PTY LTD
         Incorporated:  Australia
BT FINANCE & INVESTMENTS PTY LTD
         Incorporated:  Australia
BT FINANCE PTY LTD
         Incorporated:  Australia
BT FINANCIAL GROUP (NZ) LTD
         Incorporated:  New Zealand
BT FINANCIAL GROUP PTY LTD
         Incorporated:  Australia
BT FUNDS MANAGEMENT (INTERNATIONAL) LTD
         Incorporated:  Australia
BT FUNDS MANAGEMENT (NZ) LTD
         Incorporated:  New Zealand
BT FUNDS MANAGEMENT LTD
         Incorporated:  Australia
BT HOTEL LTD
         Incorporated:  Australia
BT INVESTMENTS (AUSTRALIA) LTD
         Incorporated:  Delaware
BT LIFE LTD
         Incorporated:  Australia
BT NOMINEES PTY LTD
         Incorporated:  Australia
BT PORTFOLIO SERVICES (AUSTRALIA) LTD
         Incorporated:  Australia
BT PORTFOLIO SERVICES (NZ) LTD
         Incorporated:  New Zealand
BT REGISTRIES (WA) PTY LTD
         Incorporated:  Australia
BT REGISTRIES PTY LTD
         Incorporated:  Australia
BT SECURITIES LTD
         Incorporated:  Australia
BT TACTICAL ASSET MANAGEMENT PTY LTD
         Incorporated:  Australia
CHIFLEY SERVICES PTY LTD
         Incorporated:  Australia



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DELAWARE CHARTER GUARANTEE & TRUST COMPANY
         Incorporated:  Delaware
DENTAL-NET, INC.
         Incorporated:  Arizona
EMPLOYERS DENTAL SERVICES, INC.
         Incorporated:  Arizona
EQUITY FC, LTD.
         Incorporated: Iowa
EXECUTIVE BENEFIT SERVICES, INC.
         Incorporated:  North Carolina
HEALTHRISK RESOURCE GROUP, INC.
         Incorporated: Iowa
IDBI PRINCIPAL ASSET MANAGEMENT COMPANY
         Incorporated:  India
IDBI-PRINCIPAL TRUSTEE COMPANY LIMITED
         Incorporated:  India
ING-PRINCIPAL PENSIONS CO., LTD
         Incorporated:  Japan
INVISTA CAPITAL MANAGEMENT, LLC
         Incorporated:  Delaware
ONISTON PTY LTD
         Incorporated:  Australia
PATRICIAN ASSOCIATES, INC.
         Incorporated:  California
PETULA ASSOCIATES, LTD.
         Incorporated: Iowa
PFG DO BRASIL LTDA
         Incorporated:  Brazil
PPI EMPLOYEE BENEFITS CORPORATION
         Incorporated:  Connecticut
PRINCIPAL AFORE, S.A. DE C.V.
         Incorporated:  Mexico
PRINCIPAL ASSET MANAGEMENT COMPANY (ASIA) LTD.
         Incorporated:  Hong Kong
PRINCIPAL ASSET MARKETS, INC.
         Incorporated: Iowa
PRINCIPAL BANK
         Incorporated:  Federal
PRINCIPAL CAPITAL FUTURES TRADING ADVISOR, LLC
         Incorporated:  Delaware
PRINCIPAL CAPITAL INCOME INVESTORS, LLC
         Incorporated:  Delaware
PRINCIPAL CAPITAL MANAGEMENT (ASIA) LTD
         Incorporated: Asia
PRINCIPAL CAPITAL MANAGEMENT (EUROPE) LTD
         Incorporated:  United Kingdom
PRINCIPAL CAPITAL MANAGEMENT (IRELAND) LTD
         Incorporated:  Ireland
PRINCIPAL CAPITAL MANAGEMENT (SINGAPORE) LTD
         Incorporated:  Singapore
PRINCIPAL CAPITAL MANAGEMENT, LLC
         Incorporated:  Delaware
PRINCIPAL CAPITAL REAL ESTATE INVESTORS, LLC
         Incorporated:  Delaware
PRINCIPAL CAPITAL TRUST
         Incorporated:  Delaware
PRINCIPAL COMMERCIAL ACCEPTANCE, LLC
         Incorporated:  Delaware


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PRINCIPAL COMMERCIAL FUNDING, LLC
         Incorporated:  Delaware
PRINCIPAL COMPANIA DE SEGUROS DE VIDA CHILE S.A.
         Incorporated:  Chile
PRINCIPAL CONSULTING (INDIA) PRIVATE LIMITED
         Incorporated:  India
PRINCIPAL DELAWARE NAME HOLDING COMPANY, INC.
         Incorporated:  Delaware
PRINCIPAL DEVELOPMENT ASSOCIATES, INC.
         Incorporated:  California
PRINCIPAL DEVELOPMENT INVESTORS, L.L.C.
         Incorporated:  Delaware
PRINCIPAL ENTERPRISE CAPITAL, LLC
         Incorporated:  Delaware
PRINCIPAL FC, LTD.
         Incorporated: Iowa
PRINCIPAL FINANCIAL ADVISORS, INC.
         Incorporated: Iowa
PRINCIPAL FINANCIAL GROUP (AUSTRALIA) HOLDINGS PTY LTD
         Incorporated:  Australia
PRINCIPAL FINANCIAL GROUP (MAURITIUS) LTD.
         Incorporated:  Mauritius
PRINCIPAL FINANCIAL GROUP INVESTMENTS (AUSTRALIA) PTY LTD
         Incorporated:  Australia
PRINCIPAL FINANCIAL GROUP, INC. (DELAWARE DOMICILE)
         Incorporated:  Delaware
PRINCIPAL FINANCIAL GROUP, INC. (IOWA DOMICILE)
         Incorporated: Iowa
PRINCIPAL FINANCIAL SERVICES (AUSTRALIA), INC.
         Incorporated: Iowa
PRINCIPAL FINANCIAL SERVICES (NZ), INC.
         Incorporated: Iowa
PRINCIPAL FINANCIAL SERVICES, INC.
         Incorporated: Iowa
PRINCIPAL GENERATION PLANT, LLC
         Incorporated:  Delaware
PRINCIPAL HEALTH CARE, INC.
         Incorporated: Iowa
PRINCIPAL HOLDING COMPANY
         Incorporated: Iowa
PRINCIPAL HOTELS AUSTRALIA PTY LTD
         Incorporated:  Australia
PRINCIPAL HOTELS HOLDINGS PTY LTD
         Incorporated:  Australia
PRINCIPAL INSURANCE COMPANY (HONG KONG) LIMITED
         Incorporated:  Hong Kong
PRINCIPAL INTERNATIONAL (ASIA) LIMITED
         Incorporated:  Hong Kong
PRINCIPAL INTERNATIONAL ARGENTINA, S.A.
         Incorporated:  Argentina
PRINCIPAL INTERNATIONAL DE CHILE S.A.
         Incorporated:  Chile
PRINCIPAL INTERNATIONAL HOLDING COMPANY, LLC
         Incorporated:  Delaware
PRINCIPAL INTERNATIONAL, INC.
         Incorporated: Iowa
PRINCIPAL INVESTORS CORPORATION
         Incorporated:  New Jersey


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PRINCIPAL IOWA NEWCO, INC.
         Incorporated: Iowa
PRINCIPAL LIFE COMPANIA DE SEGUROS, S.A.
         Incorporated:  Argentina
PRINCIPAL LIFE INSURANCE COMPANY
         Incorporated: Iowa
PRINCIPAL MANAGEMENT CORPORATION
         Incorporated: Iowa
PRINCIPAL MEXICO COMPANIA DE SEGUROS, S.A. DE C.V.
         Incorporated:  Mexico
PRINCIPAL MORTGAGE REINSURANCE COMPANY
         Incorporated:  Vermont
PRINCIPAL MUTUAL HOLDING COMPANY
         Incorporated: Iowa
PRINCIPAL NET LEASE INVESTORS, L.L.C.
         Incorporated:  Delaware
PRINCIPAL PENSIONES, S.A. DE C.V.
         Incorporated:  Mexico
PRINCIPAL PORTFOLIO SERVICES, INC.
         Incorporated: Iowa
PRINCIPAL PRODUCT NETWORK, INC.
         Incorporated:  Delaware
PRINCIPAL RESIDENTIAL MORTGAGE FUNDING, LLC
         Incorporated:  Delaware
PRINCIPAL RESIDENTIAL MORTGAGE, INC.
         Incorporated: Iowa
PRINCIPAL RETIRO COMPANIA DE SEGUROS DE RETIRO, S.A.
         Incorporated:  Argentina
PRINCIPAL SPECTRUM ASSOCIATES, INC.
         Incorporated:  California
PRINCIPAL TRUST COMPANY (ASIA) LIMITED
         Incorporated: Asia
PRINCIPAL WHOLESALE MORTGAGE, INC.
         Incorporated: Iowa
PRINCOR FINANCIAL SERVICES CORPORATION
         Incorporated: Iowa
PROFESSIONAL PENSIONS, INC.
         Incorporated:  Connecticut
PT ASURANSI JIWA PRINCIPAL INDONESIA
         Incorporated:  Indonesia
PT JASA PRINCIPAL INDONESIA
         Incorporated:  Indonesia
PT PRINCIPAL ASSET MANAGEMENT INDONESIA
         Incorporated:  Indonesia
QV1 PTY LTD
         Incorporated:  Australia
SIEFORE PRINCIPAL, S.A. DE C.V.
         Incorporated:  Mexico
THE ADMAR GROUP, INC.
         Incorporated:  Florida
ZAO PRINCIPAL INTERNATIONAL
         Incorporated:  Russia